SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 1, 2008

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

(Exact name of registrant as specified in its charter)

Colorado        333-01173 84-0467907

(State or other jurisdiction of incorporation) (Commission File No.) (IRS Employer Identification No.)

8515 East Orchard Road, Greenwood Village, Colorado	80111

(Address of principal executive offices) (Zip Code)

(303) 737-3000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 8.01	OTHER EVENTS

On April 1, 2008, Great-West Lifeco Inc., an indirect Canadian parent company of Great-West Life & Annuity Insurance Company (“GWL&A” or the “Registrant”), issued a press release announcing that GWL&A had completed the sale contemplated by the Asset and Stock Purchase Agreement (the “Agreement”) between (i) GWL&A; (ii) GWL&A’s wholly owned New York subsidiary, First Great-West Life & Annuity Insurance Company and (iii) GWL&A’s affiliate, The Canada Life Assurance Company, and Connecticut General Life Insurance Company, an indirect wholly-owned subsidiary of CIGNA Corporation, entered into on November 26, 2007.

Notice of the Agreement was provided pursuant to a Form 8-K filed on November 30, 2007.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

Exhibit Number	Title

99.1	Great-West Lifeco Inc. Press Release dated April 1, 2008

This Form 8-K contains forward-looking statements. Forward-looking statements are statements not based on historical information and which relate to future operations, strategies, financial results or other developments. In particular, statements using verbs such as “expect,” “anticipate,” “believe” or words of similar import generally involve forward-looking statements. Without limiting the foregoing, forward-looking statements include statements which represent the Registrant’s beliefs concerning future or projected levels of sales of the Registrant’s products, investment spreads or yields, or the earnings or profitability of the Registrant’s activities. Forward-looking statements are necessarily based upon estimates and assumptions that are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are beyond the Registrant’s control and many of which, with respect to future business decisions, are subject to change. These uncertainties and contingencies can affect actual results and could cause actual results to differ materially from those expressed in any forward-looking statements made by, or on behalf of, the Registrant. Whether or not actual results differ materially from forward-looking statements may depend on numerous foreseeable and unforeseeable events or developments, some of which may be national in scope, such as general economic conditions and interest rates, some of which may be related to the insurance industry generally, such as pricing competition, regulatory developments and industry consolidation, and others of which may relate to the Registrant specifically, such as credit, volatility and other risks associated with the Registrant’s investment portfolio, and other factors. Readers should also consider other matters, including any risks and uncertainties, discussed in documents filed by the Registrant and certain of its subsidiaries with the Securities and Exchange Commission.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 7, 2008

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

By: /s/ Richard G. Schultz

Name: Richard G. Schultz

Title: Chief Legal Officer, Corporate

and Secretary